UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 15, 2014

ALAMOGORDO FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Federal	000-29655	74-2819148
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

500 East 10th Street, Alamogordo, New Mexico		88310
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (575) 443-9334

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 15, 2014, Michael Mandell, a director of Alamogordo Financial Corp. (the “Company”) and its wholly owned subsidiary, BANK’34 (the “Bank”), informed the Company and the Bank of his resignation from the boards of directors of the Company and the Bank, effective immediately.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 15, 2014, the Board of Directors of the Company approved an amendment to Article III, Section 2 of the Company’s Bylaws changing the number of members of the Board of Directors from seven to six.  The Bylaws were amended in connection with the resignation of Director Mandell, discussed above.

Item 9.01.	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Exhibit

3	Text of amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALAMOGORDO FINANCIAL CORP.

DATE: October 17, 2014	By: /s/ Jill Gutierrez
Jill Gutierrez
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

3	Text of amendment to Bylaws